                          TRAVELERS SERIES FUND, INC.

                       SUPPLEMENT DATED DECEMBER 2, 2003
             TO THE PROSPECTUSES OF THE PORTFOLIOS INDICATED BELOW

   The following information supplements the section entitled "Management" in the Prospectuses for the Portfolios listed below.

Recent Developments

   The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.

   The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

   CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

   CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.

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
AIM Capital Appreciation Portfolio.................... February 28, 2003 as revised April 30, 2003
Strategic Equity Portfolio............................ February 28, 2003 as revised September 8, 2003
MFS Total Return Portfolio............................ February 28, 2003 as revised April 30, 2003
Pioneer Strategic Income Portfolio.................... February 28, 2003 as revised June 30, 2003
Travelers Managed Income Portfolio.................... February 28, 2003 as revised April 30, 2003
Van Kampen Enterprise Portfolio....................... February 28, 2003 as revised April 30, 2003
Salomon Brothers Strategic Total Return Bond Portfolio February 28, 2003 as revised April 30, 2003
Smith Barney Aggressive Growth Portfolio.............. February 28, 2003 as revised April 30, 2003
Smith Barney High Income Portfolio.................... February 28, 2003 as revised April 30, 2003
Smith Barney International All Cap Growth Portfolio... February 28, 2003 as revised April 30, 2003
Smith Barney Large Capitalization Growth Portfolio.... February 28, 2003 as revised April 30, 2003
Smith Barney Large Cap Value Portfolio................ February 28, 2003 as revised June 30, 2003
Smith Barney Mid Cap Core Portfolio................... February 28, 2003 as revised April 30, 2003
Smith Barney Money Market Portfolio................... February 28, 2003 as revised April 30, 2003
SB Adjustable Rate Income Portfolio................... August 11, 2003 as revised September 8, 2003


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